SUPPLEMENT DATED APRIL 29, 2004
                           TO THE
                      PROSPECTUSES AND
            STATEMENTS OF ADDITIONAL INFORMATION
                           OF THE
                    FUNDS INDICATED BELOW

The following information amends the information contained in the
Prospectuses and Statements of Additional Information
(SAIs) with respect
to Class L shares in each of the currently effective
Prospectuses and SAIs for
each of the Funds listed below.

  Effective April 29, 2004, Class L shares will be renamed
                       Class C shares.

SB ADJUSTABLE RATE INCOME FUND          September 26, 2003
     Smith Barney Classes of Shares

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.     December 29,
2003

SMITH BARNEY ALLOCATION SERIES INC.          May 30, 2003
     BALANCED PORTFOLIO
     CONSERVATIVE PORTFOLIO
     GLOBAL PORTFOLIO
     GROWTH PORTFOLIO
     HIGH GROWTH PORTFOLIO
     INCOME PORTFOLIO

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.    September 26,
2003

SMITH BARNEY CALIFORNIA MUNICIPALS
FUND INC.                          June 27, 2003

SMITH BARNEY EQUITY FUNDS               May 31, 2003
     SMITH BARNEY SOCIAL AWARENESS FUND

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.     January 28,
2004

SMITH BARNEY INCOME FUNDS
     SMITH BARNEY DIVIDEND AND INCOME
       FUND                             November 28, 2003
     SB CONVERTIBLE FUND           November 28, 2003
          Smith Barney Classes of Shares
     SMITH BARNEY DIVERSIFIED STRATEGIC
       INCOME FUND                 November 28, 2003
     SMITH BARNEY EXCHANGE RESERVE
       FUND                             November 28, 2003
     SMITH BARNEY HIGH INCOME FUND           November 28,
2003
     SMITH BARNEY MUNICIPAL HIGH
       INCOME FUND                 November 28, 2003
     SMITH BARNEY TOTAL RETURN BOND
       FUND                             November 28, 2003

SMITH BARNEY INVESTMENT FUNDS INC.
     SMITH BARNEY GROUP SPECTRUM FUND   January 28, 2004
     SMITH BARNEY HANSBERGER GLOBAL
       VALUE FUND                       August 28, 2003
     SMITH BARNEY MULTIPLE DISCIPLINE
       FUNDS-ALL CAP GROWTH AND
       VALUE FUND                       August 28, 2003, as
                                   revised January 21, 2004
     SMITH BARNEY MULTIPLE DISCIPLINE
       FUNDS-GLOBAL ALL CAP GROWTH
       AND VALUE FUND                   August 28, 2003, as
                                   revised January 21, 2004
     SMITH BARNEY MULTIPLE DISCIPLINE
       FUNDS-LARGE CAP GROWTH AND
       VALUE FUND                       August 28, 2003, as
                                   revised January 21, 2004
     SMITH BARNEY SMALL CAP VALUE FUND  January 28, 2004
     SMITH BARNEY SMALL CAP GROWTH
       FUND                             January 28, 2004

SMITH BARNEY INVESTMENT SERIES          February 27, 2004
     SB GROWTH AND INCOME FUND
          Smith Barney Classes of Shares
     SMITH BARNEY INTERNATIONAL FUND
     SMITH BARNEY LARGE CAP CORE FUND

SMITH BARNEY INVESTMENT TRUST
     SMITH BARNEY INTERMEDIATE
       MATURITY CALIFORNIA MUNICIPALS
       FUND                             March 29, 2004
     SMITH BARNEY INTERMEDIATE
       MATURITY NEW YORK MUNICIPALS
       FUND                             March 29, 2003
     SMITH BARNEY LARGE CAPITALIZATION
       GROWTH FUND                 March 29, 2003

SMITH BARNEY MID CAP CORE FUND          March 29, 2004

SMITH BARNEY CLASSIC VALUES FUND        March 29, 2004
SMITH BARNEY MANAGED GOVERNMENTS
  FUND INC.                             November 28, 2003
SMITH BARNEY MANAGED MUNICIPALS
  FUND INC.                             June 27, 2003
SMITH BARNEY MASSACHUSETTS
  MUNICIPALS FUND                       March 28, 2003
SMITH BARNEY MUNI FUNDS
     FLORIDA PORTFOLIO                  July 29, 2003
     GEORGIA PORTFOLIO             July 29, 2003
     LIMITED TERM PORTFOLIO             July 29, 2003
     NATIONAL PORTFOLIO            July 29, 2003
     NEW YORK PORTFOLIO            July 29, 2003
     PENNSYLVANIA PORTFOLIO             July 29, 2003
SMITH BARNEY NEW JERSEY MUNICIPALS
  FUND, INC.                            July 29, 2003
SMITH BARNEY OREGON MUNICIPALS FUND     August 28, 2003
SMITH BARNEY TRUST II
     SMITH BARNEY DIVERSIFIED LARGE CAP
       GROWTH FUND                 February 28, 2004
     SMITH BARNEY SMALL CAP GROWTH
       OPPORTUNITIES FUND               February 28, 2004
     SMITH BARNEY CAPITAL PRESERVATION
       FUND                             February 28, 2004
     SMITH BARNEY CAPITAL PRESERVATION
       FUND II                     February 28, 2004

     SMITH BARNEY SHORT DURATION
       MUNICIPAL INCOME FUND            February 28, 2004
SMITH BARNEY WORLD FUNDS, INC.          February 27, 2004
     GLOBAL GOVERNMENT BOND
      PORTFOLIO
     INTERNATIONAL ALL CAP GROWTH
       PORTFOLIO